                                                                EXHIBIT 1.1

                    WILSHIRE FINANCIAL SERVICES GROUP INC.

                              3,500,000 Shares/1/

                                 Common Stock

                            UNDERWRITING AGREEMENT
                            ----------------------



                                                              February ___, 1998



PRUDENTIAL SECURITIES INCORPORATED
FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
BLACK & COMPANY, INC.
As Representatives of the several Underwriters
c/o Prudential Securities Incorporated
One New York Plaza
New York, New York  10292

     Dear Sirs:

     Each of the Selling Securityholders (as defined below) and Wilshire Financial Services Group Inc., a Delaware corporation (the "Company"), hereby confirms its agreement with the several underwriters named in Schedule 1 hereto (the "Underwriters"), for whom you have been duly authorized to act as representatives (in such capacities, the "Representatives"), as set forth below. If you are the only Underwriters, all references herein to the Representatives shall be deemed to be to the Underwriters.

     1.   Securities.  Subject to the terms and conditions herein contained, the
          ----------
Company proposes to issue and sell to the several Underwriters an aggregate of Three Million Five Hundred Thousand (3,500,000) shares (the "Firm Securities") of the Company's Common Stock, par value $ .01 per share ("Common Stock"). In addition, certain selling stockholders, Andrew A. Wiederhorn ("Wiederhorn"), Lawrence A. Mendelsohn ("Mendelsohn") TTMM, L.P., a California limited partnership, and Mendelsohn Family Limited Partnership, a Delaware limited partnership, (unless otherwise described herein, individually, a "Selling Securityholder" and collectively, the "Selling Securityholders") propose to sell to the several Underwriters not more
------------------------

  /1/ Plus an option to purchase from certain selling stockholders, Andrew A.
      Wiederhorn ("Wiederhorn"), TTMM, L.P., a California limited partnership, Lawrence A. Mendelsohn ("Mendelsohn") and Mendelsohn Family Limited Partnership, a Delaware limited partnership, up to 525,000 additional shares to cover over-allotments.

than Five Hundred Twenty Five Thousand (525,000) additional shares of Common Stock, if requested by the Representatives, as provided in Section 4 of this Agreement. Any and all shares of Common Stock to be purchased by the Underwriters pursuant to such option are referred to herein as the "Option Securities", and the Firm Securities and any Option Securities are collectively referred to herein as the "Securities." Wiederhorn and Mendelsohn are referred to herein collectively as the "Principal Stockholders."

     2.   Representations and Warranties of the Company and the Principal
          ---------------------------------------------------------------
Stockholders.  The Company, Wiederhorn and Mendelsohn jointly and severally
------------
represent and warrant to, and agree with, each of the several Underwriters that:

     (a) A registration statement on Form S-1 (File No. 333-42779) with respect to the Securities, including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and one or more amendments to such registration statement may have been so filed. After the execution of this Agreement, the Company will file with the Commission either
(i) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, either (A) if the Company relies on Rule 434 under the Act, a Term Sheet (as hereinafter defined) relating to the Securities, that shall identify the Preliminary Prospectus (as hereinafter defined) that it supplements containing such information as is required or permitted by Rules 434, 430A and 424(b) under the Act or (B) if the Company does not rely on Rule 434 under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act, and in the case of either clause (i)(A) or (i)(B) of this sentence as have been provided to and approved by the Representatives prior to the execution of this Agreement, or (ii) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Representatives prior to the execution of this Agreement. The Company may also file a related registration statement with the Commission pursuant to Rule 462(b) under the Act for the purpose of registering certain additional Securities, which registration shall be effective upon filing with the Commission. As used in this Agreement, the term "Original Registration Statement" means the registration statement initially filed relating to the Securities, as amended at the time when it was or is declared effective, including all financial schedules and exhibits thereto and including any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Rule 462(b) Registration Statement" means any registration statement filed with the Commission pursuant to Rule 462(b) under the Act (including the Registration Statement and any Preliminary Prospectus or Prospectus incorporated therein at the time such Registration Statement becomes effective); the term "Registration Statement" includes both the Original Registration Statement and any Rule 462(b) Registration Statement; the term "Preliminary Prospectus" means each prospectus subject to completion filed with such registration statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective); the term "Prospectus" means:

          (A) if the Company relies on Rule 434 under the Act, the Term Sheet relating to the Securities that is first filed pursuant to Rule 424(b)(7) under the Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements;

          (B) if the Company does not rely on Rule 434 under the Act, the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act; or

          (C) if the Company does not rely on Rule 434 under the Act and if no prospectus is required to be filed pursuant to Rule 424(b) under the Act, the prospectus included in the Registration Statement;

and the term "Term Sheet" means any term sheet that satisfies the requirements of Rule 434 under the Act. Any reference herein to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet.

     (b) The Commission has not issued any order preventing or suspending use of any Preliminary Prospectus. When any Preliminary Prospectus was filed with the Commission it (i) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder (other than Rule 430A information) and (ii) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, this representation and warranty with respect to the Preliminary Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) to the extent that any omission or alleged untrue statement was corrected in the Prospectus. When the Registration Statement or any amendment thereto was or is declared effective, it (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any Term Sheet that is a part thereof or any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or part thereof or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and on the Firm Closing Date and any Option Closing Date (both as hereinafter defined), the Prospectus, as amended or supplemented at any such time, (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (b) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein.

     (c) If the Company has elected to rely on Rule 462(b) and the Rule 462(b) Registration Statement has not been declared effective (i) the Company has filed a Rule 462(b) Registration Statement in compliance with, and that is effective upon filing pursuant to, Rule 462(b) and has received confirmation of its receipt and (ii) the Company has given irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration Statement, in compliance with Rule 111 promulgated under the Act or the Commission has received payment of such filing fee.

     (d) The Company and each of its direct and indirect subsidiaries as described in Exhibit 21.1 to the Registration Statement (individually, a "Subsidiary" and collectively, the "Subsidiaries") other than its saving bank subsidiary First Bank of Beverly Hills, (the "Savings Bank"), have been duly organized and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation and are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and its subsidiaries, taken as a whole.

     (e) The Savings Bank has been chartered as a federal savings bank under the laws of the United States of America, and its charter is in full force and effect; the Savings Bank has full corporate power and corporate authority to own its properties and conduct its business as described in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus. The Savings Bank is a member of the Federal Home Loan Bank System; and the savings accounts of depositors in the Savings Bank are insured by the Savings Association Insurance Fund (the "SAIF") of the Federal Deposit Insurance Corporation (the "FDIC") to the fullest extent permitted by law and the rules and regulations of the FDIC, and no proceedings for the termination of such insurance are pending, or to the best of the Company's knowledge, threatened.

     (f) The Company and the Subsidiaries (other than the Savings Bank) have full power (corporate and other) to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus; and the Company has full power (corporate and other) to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it.

     (g) The execution and delivery of this Agreement have been duly authorized by the Company and this Agreement has been duly executed and delivered by the Company, and is the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting creditor's rights generally, and by general principals of equity. No action by the stockholders of the Company (other than the action of the Selling Securityholders) is required by any corporate law or any rule of the National Associations of Securities Dealers, Inc. (the "NASD") to authorize the execution, delivery and performance of this Agreement by the Company in accordance with its terms nor is any such action necessary to perform the transactions as described in the section entitled "Use of Proceeds" in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (h) The issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, or (B) conflict with or result in a material breach or violation of any of the terms and provisions of, or constitute a material default under, any material license, indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties are bound, including but not limited to the Indenture for the 13% Notes Due 2004, dated as of December 24, 1996 between the Company and Bankers Trust Company, as Trustee, or the Indenture for the 13% Series A Notes Due 2004 dated as of August 15, 1997 between the Company and Bankers Trust Company, as Trustee, or the charter documents or by-laws of the Company or any of its subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company or any of its subsidiaries.

     (i) The Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus. All of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. The Firm Securities and the Option Securities have been duly authorized and at the Firm Closing Date or the related Option Closing Date (as the case may be), after payment therefor in accordance herewith, will be validly issued, fully paid and nonassessable. No holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities, and no holder of securities of the Company has any right which has not been fully exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Act in the public offering contemplated by this Agreement.

     (j) The issued shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned beneficially by the Company, or one of the Subsidiaries, free and clear of any security interests, liens, encumbrances, equities or claims, excluding the pledge of the stock of one of the Company's European subsidiaries in connection with an affiliate of Merrill Lynch making an equity investment in one of the European portfolios.

     (k) The capital stock of the Company conforms to the description thereof contained in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus.

     (l) Except for the shares of capital stock of the Subsidiaries owned by the Company and such Subsidiaries, neither the Company nor any such Subsidiary owns any shares of stock or any other equity securities of any corporation or has any equity interest in any firm, partnership, association or other entity, except for equity investments which are not material to the Company and its subsidiaries taken as a whole and which have been disclosed in writing to the Representatives and as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (m) Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no outstanding (A) securities or obligations of the Company or any of its Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company or any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

     (n) The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses except where the failure to possess such certificates, authorizations or permits would not have a material adverse effect on the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole ("Material Adverse Effect") and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole ("Material Adverse Change"), except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (o) The consolidated financial statements and schedules of the Company and its consolidated subsidiaries included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present the financial position of the Company and its consolidated subsidiaries and the results of operations and changes in
financial condition, as of the dates and periods therein specified.   Such
financial statements and schedules have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein).

     (p) Arthur Andersen LLP and Deloitte & Touche LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), are independent public accountants as required by the Act and the applicable rules and regulations thereunder.

     (q) The Company and its subsidiaries are in compliance in all material respects with all applicable laws, rules, regulations, orders, decrees and judgments, including those relating to transactions with affiliates.

     (r) Neither the Company nor any of its subsidiaries is party to or otherwise the subject of any consent decree, memorandum of understanding, written agreement or similar supervisory or enforcement agreement or understanding with the OTS, the FDIC or any other government authority or agency responsible for the supervision, regulation or insurance of depository institutions or their holding companies, other than the amended Cease and Desist Orders issued to the Savings Bank by the Office of Thrift Supervision (the "OTS") on October 28, 1997 (the "Cease and Desist Orders"); the Savings Bank is in compliance in all material respects with the provisions of the Cease and Desist Orders in effect as of the date hereof; and, to the best of the Company's knowledge, no further or additional bank regulatory action against the Savings Bank and/or its directors is threatened.

     (s) The Company is not, and upon the sale of the securities as herein contemplated will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

     (t) No legal or governmental proceedings are pending to which the Company or any of the Subsidiaries is a party or to which the property of the Company or any of the Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and, to the best of the Company's knowledge, no such proceedings have been threatened against the Company or any of its Subsidiaries or with respect to any of their respective properties; and no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or filed as required.

     (u) The Company and its Subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent applications, trademarks, service marks, trade names, licenses, copyrights and proprietary or other confidential information currently employed by them in connection with their respective businesses, and neither the Company nor any such Subsidiary has received any notice of infringement of or conflict with asserted rights of any third party with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

     (v) No breach or default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a breach or default in the due performance and observance by the Company or any of the Subsidiaries of any material term, covenant or condition of any license, indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or any of their respective properties is bound or may be affected in any material adverse respect with regard to the property, business or operations of the Company and the Subsidiaries, except for breaches or defaults which would not have a Material Adverse Effect, or under the charter documents or by-laws of the Company or any of its Subsidiaries.

     (w) The Company and each of the Subsidiaries have good and marketable title in fee simple to all items of real property and marketable title to all personal property owned by each of them, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company or such subsidiary, and any real property and buildings held under lease by the Company or any such subsidiary are held under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such subsidiary, in each case except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and except for deficiencies which singly or in the aggregate would not have a Material Adverse Effect.

     (x) No labor dispute with the employees of the Company or any of its Subsidiaries exists or is threatened or imminent that could result in a Material Adverse Change, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (y) The Company and each of the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (z) No Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary's capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the Company or any other subsidiary of the Company, except (i) the Savings Bank, pursuant to regulatory restrictions, and (ii) securitization vehicles of the Company, financing vehicles of the Company and certain European subsidiaries in connection with the sale of a 50% equity interest in a European portfolio of Merrill Lynch.

     (aa) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (bb) Neither the Company nor any of the Subsidiaries is in violation of any federal or state law or regulation relating to occupational safety and health or to the storage, handling or transportation of hazardous or toxic materials and the Company and its subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Company and each such subsidiary is in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, result in a Material Adverse Change.

     (cc) The Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management's general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (3) access to assets is permitted only in accordance with management's general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (dd) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus, neither the Company nor any of the Subsidiaries has sustained any loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding which could result in a Material Adverse Change and there has not been any Material Adverse Change.

     (ee) The Company has not, directly or indirectly, (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Securities by the Selling Securityholders under this Agreement).

     (ff) Neither the Company nor any of its affiliates directly, or indirectly through one or more intermediaries, controls or has any other association with (within the meaning of Article 1 of the By-laws of the NASD) any member firm of the NASD, other than Wilshire Securities Corporation.

     (gg) The Preliminary Prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the versions of the Preliminary Prospectus and Prospectus created to be transmitted to the Commission for filing via the Electronic Data

Gathering Analysis and Retrieval System ("EDGAR"), except to the extent permitted by Regulation S-T.

     (hh) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), (1) the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (2) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; other than the repurchase of 5,000 shares of Common Stock on December 17, 1997 and (3) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its consolidated subsidiaries, except in each case as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (ii) Each certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters pursuant to this Agreement shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

     3.    Additional Representations and Warranties of the Principal
           ----------------------------------------------------------
Stockholders; Certain Agreements of Selling Securityholders.  Each Principal
------------------------------------------------------------
Stockholder severally and not jointly represents and warrants to, and agrees with, each of the several Underwriters that:

     (a) Each Selling Securityholder has full power to enter into this Agreement and to sell, assign, transfer and deliver to the Underwriters the Securities to be sold by such Selling Securityholder hereunder in accordance with the terms of this Agreement and this Agreement has been duly executed and delivered by such Selling Securityholder.

     (b) Each Selling Securityholder has duly executed and delivered a custody agreement (with respect to such Selling Securityholder, the "Custody Agreement"), in the form heretofore delivered to the Representatives, appointing [insert name of Custodian], as custodian thereunder (the "Custodian").
 ------------------------
Certificates in negotiable form, endorsed in blank or accompanied by blank stock powers duly executed, with signatures appropriately guaranteed, representing the Securities to be sold by such Selling Securityholder hereunder have been deposited with the Custodian pursuant to the Custody Agreement for the purpose of delivery pursuant to this Agreement. Such Selling Securityholder has full power to enter into the Custody Agreement and to perform its obligations under the Custody Agreement. The execution and delivery of the Custody Agreement have been duly authorized by all necessary action corporate or otherwise of such Selling Securityholder; and, assuming due authorization, execution and delivery by the Custodian, is the legal, valid, binding and enforceable instrument of such Selling Securityholder except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting creditor's rights generally, and by general principals of equity. Such Selling Securityholder agrees that each of the Securities represented by the certificates on deposit with the Custodian is subject to the interests of the Underwriters hereunder, that the arrangements made for such custody, are to that extent irrevocable and that the obligations of such Selling

Securityholder hereunder shall not be terminated, except as provided in this Agreement or the Custody Agreement, by any act of such Selling Securityholder, by operation of law or otherwise, whether in the case of any individual Selling Securityholder by the death or incapacity of such Selling Securityholder, in the case of a trust or estate by the death of the trustee or trustees or the executor or executors or the termination of such trust or estate, or in the case of a corporate or partnership Selling Securityholder by its liquidation or dissolution or by the occurrence of any other event. If any individual Selling Securityholder, trustee or executor should die or become incapacitated or any such trust should be terminated, or if any corporate or partnership Selling Securityholder shall liquidate or dissolve, or if any other event should occur, before the delivery of such Securities hereunder, the certificates for such Securities deposited with the Custodian shall be delivered by the Custodian in accordance with the respective terms and conditions of this Agreement as if such death, incapacity, termination, liquidation or dissolution or other event had not occurred, regardless of whether or not the Custodian shall have received notice thereof.

     (c) Each Selling Securityholder is the lawful owner of the Securities to be sold by such Selling Securityholder hereunder and upon sale and delivery of, and payment for, such Securities, as provided herein, such Selling Securityholder will convey good and marketable title to such Securities, free and clear of any security interests, liens, encumbrances, equities, claims or other defects.

     (d) Each Selling Securityholder has not, directly or indirectly, (i) taken any action designed to cause or result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) since the filing of the Registration Statement (A) sold (which shall not include gifts by the Principal Stockholders to other Selling Securityholders), bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Securities by the Selling Securityholders under this Agreement.

     (e) To the extent that any statements or omissions are made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Selling Securityholder specifically for use therein, such Preliminary Prospectus did, and the Registration Statement and the Prospectus and any amendment or supplements thereto, when they become effective or are filed with the Commission, as the case may be, will conform in all material respect to the requirements of the Act and the respective rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading. Such Selling Securityholder and such Principal Stockholder has reviewed the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and the Registration Statement, and the information regarding such Selling Securityholder and such Principal Stockholder set forth therein under the caption "Principal and Selling Shareholders" is complete and accurate.

     (f) The sale by each Selling Securityholder of Option Securities pursuant hereto is not prompted by any adverse information concerning the Company that is not set forth in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (g) The sale of the Option Securities to the Underwriters by each Selling Securityholder pursuant to this Agreement, the compliance by such Selling Securityholder with the other provisions of this Agreement, the Custody Agreement and the consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act and the Exchange Act, or (ii) conflict with or result in a material breach or violation of any of the terms and provisions of, or constitute a material default under any material indenture, mortgage, deed of trust, lease or other agreement or instrument to which such Selling Securityholder is a party or by which such Selling Securityholder or any of such Selling Securityholder's properties are bound, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to such Selling Securityholder.

     Each Selling Securityholder agrees to be bound by the agreements contained in the last two sentences of Section 3(b) with respect to the Option Securities sold by such Selling Securityholder.

     4.   Purchase, Sale and Delivery of the Securities.  (a) On the basis of
          ---------------------------------------------
the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, at a purchase price of $_________ per or share, the number of Firm Securities set forth opposite the name of such Underwriter in Schedule 1 hereto. One or more certificates in definitive form for the Firm Securities that the several Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Representatives request upon notice to the Company at least 48 hours prior to the Firm Closing Date, shall be delivered by or on behalf of the Company to the Representatives for the respective accounts of the Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor by wire transfer in same-day funds (the "Wired Funds") to the account of the Company. Such delivery of and payment for the Firm Securities shall be made at the offices of Gibson, Dunn & Crutcher, 200 Park Avenue, New York New York 10166-1093 at 9:30 A.M., New York
time, on February   , 1998 or at such other place, time or date as the
Representatives and the Company may agree upon or as the Representatives may determine pursuant to Section 9 hereof, such time and date of delivery against payment being herein referred to as the "Firm Closing Date". The Company will make such certificate or certificates for the Firm Securities available for checking and packaging by the Representatives at the offices in New York, New York of the Company's transfer agent or registrar or of Prudential Securities Incorporated at least 24 hours prior to the Firm Closing Date.

     (b) For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Securities as contemplated by the Prospectus, the Selling Securityholders hereby grant to the several Underwriters an option to purchase, severally and not jointly, the Option Securities. The purchase price to be paid for any Option Securities shall be the same price per share as the price per share for the Firm Securities set forth above in paragraph (a) of this Section 4. The option granted hereby may be exercised as to all or any part of the Option Securities from time to time within thirty (30) days after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading). The Underwriters shall not be under any obligation to purchase any of the Option Securities prior to the exercise of such option. The Representatives may from time to time exercise the option granted hereby by giving notice in writing or by telephone (confirmed in writing) to the Selling Securityholders and the Custodian setting forth the aggregate number of Option Securities as to which the several Underwriters are then exercising the option and the date and time for delivery of and payment for such Option Securities. Any such date of delivery and payment shall be determined by the Representatives but shall not be earlier than two business days or later than five business days after such exercise of the option and, in any event, shall not be earlier than the Firm Closing Date. The time and date set forth in such notice, or such other time on such other date as the Representatives and the Selling Securityholders may agree upon or as the Representatives may determine pursuant to Section 11 hereof, is herein called the "Option Closing Date" with respect to such Option Securities. Upon exercise of the option as provided herein, the Selling Securityholders shall become obligated to sell to each of the several Underwriters, and, subject to the terms and conditions herein set forth, each of the Underwriters (severally and not jointly) shall become obligated to purchase from the Selling Securityholders, the same percentage of the total number of the Option Securities as to which the several Underwriters are then exercising the option as such Underwriter is obligated to purchase of the aggregate number of Firm Securities, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares. If the option is exercised as to all or any portion of the Option Securities, one or more certificates in definitive form for such Option Securities, and payment therefor, shall be delivered on the related Option Closing Date in the manner, and upon the terms and conditions, set forth in paragraph (a) of this Section 4, except that reference therein to the payment of Wired Funds to the Company shall be deemed, for purposes of this paragraph (b) to refer to payment of Wired Funds to the Selling Securityholders, and except that the Firm Securities and the Firm Closing Date shall be deemed, for purposes of this paragraph (b), to refer to such Option Securities and Option Closing Date, respectively.

     (c) The Company and the Selling Securityholders hereby acknowledge that the wire transfer by or on behalf of the Underwriters of the purchase price for any Shares does not constitute closing of a purchase and sale of the Shares. Only execution and delivery of a receipt for Shares by the Representatives on behalf of the Underwriters indicates completion of the closing of a purchase of the Shares from the Company or Selling Securityholders. Furthermore, in the event that the Underwriters wire funds to the Company or to the Selling Securityholders, as the case may be, prior to the completion of the closing of a purchase of Shares, the Company and the Selling Securityholders hereby acknowledge that until the Underwriters execute and deliver a receipt for the Shares, by facsimile or otherwise, neither the Company nor the Selling

Securityholders will be entitled to the wired funds and shall return the wired funds to the Underwriters as soon as practicable (by wire transfer of same-day funds) upon demand. In the event that the closing of a purchase of Shares is not completed and the wire funds are not returned by the Company or the Selling Securityholders, as the case may be, to the Underwriters on the same day the wired funds were received by the Company or the Selling Securityholders, the Company and if applicable, the Selling Securityholders, agree to pay to the Underwriters in respect of each day the wire funds are not returned by it, in same-day funds, interest on the amount of such wire funds in an amount representing the Underwriters' cost of financing as reasonably determined by Prudential Securities Incorporated.

     (d) It is understood that any of you, individually and not as one of the Representatives, may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for any of the Securities to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

     5.  Offering by the Underwriters.  Upon your authorization of the release
         ----------------------------
of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale to the public upon the terms set forth in the Prospectus.

     6.  Covenants of the Company.  The Company covenants and agrees with each
         ------------------------
of the Underwriters that:

     (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto to become effective as promptly as possible. If required, the Company will file the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act. During any time when a prospectus relating to the Securities is required to be delivered under the Act, the Company (i) will comply with all requirements imposed upon it by the Act and the rules and regulations of the Commission thereunder to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and (ii) will not file with the Commission the prospectus, Term Sheet or the amendment referred to in the second sentence of Section 2(a) hereof, any amendment or supplement to such Prospectus, Term Sheet or any amendment to the Registration Statement or any Rule 462(b) Registration Statement of which the Representatives previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Representatives shall not have given their consent (which consent shall not be unreasonably withheld). The Company will prepare and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon request by the Representatives or counsel for the Underwriters, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Securities by the several Underwriters, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission as promptly as possible. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence satisfactory to the Representatives of each such filing or effectiveness.

     (b) The Company will advise the Representatives, promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Original Registration Statement or any Rule 462(b) Registration Statement or any amendment thereto or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, (ii) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (iii) the institution, threatening or contemplation of any proceeding for any such purpose or (iv) any request made by the Commission for amending the Original Registration Statement or any Rule 462(b) Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

     (c) The Company will arrange for the qualification of the Securities for offering and sale under the securities or blue sky laws of such jurisdictions as the Representatives may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities, provided, however, that in connection therewith the Company shall
            -----------------
not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

     (d) If, at any time prior to the later of (i) the final date when a prospectus relating to the Securities is required to be delivered under the Act or (ii) the Option Closing Date, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus to comply with the Act or the rules or regulations of the Commission thereunder, the Company will promptly notify the Representatives thereof and, subject to Section 5(a) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance.

     (e) The Company will, without charge, provide (i) to the Representatives and to counsel for the Underwriters a signed copy of the registration statement originally filed with respect to the Securities and each amendment thereto (in each case including exhibits thereto) (ii) to each other Underwriter, a conformed copy of such registration statement or any Rule 462(b) Registration Statement and each amendment thereto (in each case without exhibits thereto) and
(iii) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request; without limiting the application of clause (iii) of this sentence, the Company, not later than (A) 6:00 PM, New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 10:00 A.M., New York City time, on such date or (B) 2:00 PM, New York City time, on the business day following the date of determination of the public offering price, if such determination occurred after 10:00 A.M., New York City time, on such date, will deliver to the Underwriters, without charge, as many copies of the Prospectus and any amendment or supplement thereto as the Representatives may reasonably request for purposes of confirming orders that are expected to settle on the Firm Closing Date.

     (f) The Company will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Prospectus and any amendment or supplement thereto.

     (g) The Company will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock for a period of 180 days after the date hereof, except pursuant to this Agreement or pursuant to Company stock option plans described in the Prospectus.

     (h) The Company will not, directly or indirectly, (i) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) (A) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or (B) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company for thirty (30) days after the date of this Agreement (except for the sale of Securities by the Selling Securityholders under this Agreement).

     (i) If at any time during the 25-day period after the Registration Statement becomes effective or the period prior to the Option Closing Date, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your reasonable opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after written notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

     (j) If the Company elects to rely on Rule 462(b), the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 promulgated under the Act by the earlier of (i) 10:00 P.M. Eastern time on the date of this Agreement and (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2).

     (k) The Company will cause the Securities to be included for quotation on the Nasdaq Stock Market's National Market (the "Nasdaq National Market") prior to the Firm Closing Date. The Company will use its best efforts to cause the Securities to remain included for quotation on the Nasdaq National Market or another nationally recognized exchange or quotation system following the Firm Closing Date.

     7.  Covenants of the Selling Securityholders.  Each of the Selling
         ----------------------------------------
Securityholders covenant and agree with each of the Underwriters that:

     (a) Each Selling Securityholder will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any Securities legally or beneficially owned by such Selling Securityholder or any securities convertible into, or exchangeable or exercisable for, Securities for a period of 180 days after the date hereof except as provided in this Agreement.

     (b) Each Selling Securityholder will not, directly or indirectly, (i) take any action designed to cause or result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) (A) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or (B) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Securities by the Selling Securityholders under this Agreement).

     (c) Each Selling Securityholder will use its best efforts to cause and the Principal Stockholders will cause the Company to comply with and perform all covenants of the Company provided for in Section 6 of this Agreement.

     (d) Each Selling Securityholder acknowledges the receipt of valuable consideration under this Agreement in connection with the sale of the Securities hereunder and agrees to be bound by all terms of this Agreement applicable to such Selling Securityholder.

     8.  Expenses.
         --------

     (a) The Company will pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to
Section 11 hereof, including all costs and expenses incident to (i) the printing or other production of documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto, any Rule 462(b) Registration Statement, any Preliminary Prospectus and the Prospectus and any amendment or supplement thereto, this Agreement and any blue sky memoranda, (ii) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company,
(iv) preparation, issuance and delivery to the underwriters of any certificates evidencing the Securities, including transfer agent's and registrar's fees, (v) the qualification of the Securities under state securities and blue sky laws, including filing fees and fees and disbursements of counsel for the Underwriters relating thereto (not to exceed $4,000), (vi) the filing fees of the

Commission and the National Association of Securities Dealers, Inc. relating to the Securities, (vii) any quotation of the Securities on the Nasdaq National Market and (viii) any meetings with prospective investors in the Securities (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters), (ix) advertising requested by the Company relating to the offering of the Securities (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters). If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 9 hereof is not satisfied, because this Agreement is terminated pursuant to Section 11 hereof or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out of-pocket expenses (including counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. The Company shall not in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

     (b) In addition to discounts and commissions received in connection with the purchase of the Securities, the Company agrees to reimburse the Underwriters for their reasonable and documented out-of-pocket expenses in connection with the performance of its activities under this Agreement, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated other than by reason of a default by any of the Underwriters, including, but not limited to, costs such as printing, facsimile, courier service, direct computer expenses, accommodations, travel and the fees and expenses of the Underwriters' outside legal counsel and any other advisors, accountants, appraisers, etc., and costs in connection with making road show presentations with respect to the offering of the Securities.

     9.  Conditions of the Underwriters' Obligations.  The obligations of the
         -------------------------------------------
several Underwriters to purchase and pay for the Firm Securities shall be subject, in the Representatives' sole discretion, to the accuracy of the representations and warranties of the Company contained herein as of the date hereof and as of the Firm Closing Date, as if made on and as of the Firm Closing Date, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company of its covenants and agreements hereunder and to the following additional conditions:

     (a) If the Original Registration Statement or any amendment thereto filed prior to the Firm Closing Date has not been declared effective as of the time of execution hereof, the Original Registration Statement or such amendment and, if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have been declared effective not later than the earlier of (A) 11:00 A.M., New York time, on the date on which the amendment to the registration statement originally filed with respect to the Securities or to the Registration Statement, as the case may be, containing information regarding the initial public offering price of the Securities has been filed with the Commission and (B) the time confirmations are sent or given as specified by Rule 462(b)(2), or with respect to the Original Registration Statement, or such later time and date as shall have been consented to by the Representatives; if required, the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company, threatened or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

     (b) The Representatives shall have received an opinion, dated the Firm Closing Date, of Proskauer, Rose LLP or other counsel satisfactory to the Representatives and, as to certain paragraphs set forth in this Section 9(b) and as described below, Stoel Rives LLP or other counsel satisfactory to the Representatives, in a form satisfactory to the Representatives, to the effect that:

          (i) the Company and each of the Subsidiaries (other than the Savings Bank) have been duly organized and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation and are duly qualified to transact business as foreign corporations and are in good standing under the laws of such other jurisdictions as counsel to the Underwriters shall reasonably request, except where the failure to be so qualified does not amount to a material liability or disability to the Company and its subsidiaries, taken as a whole;

          (ii) the Company and each of the Subsidiaries (other than the Savings Bank) have full power (corporate and other) to own or lease their respective properties and conduct their respective businesses, and the Company has corporate power to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it;

          (iii) the execution and delivery of this Agreement have been duly authorized by all necessary corporate action of the Company and this Agreement has been duly executed and delivered by the Company. No action by the stockholders of the Company is required by the NASD to authorize the execution, delivery and performance of this Agreement by the Company in accordance with its terms;

          (iv) The issuance, offering and sale of the Firm Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws or regulations of federal authorities having jurisdiction over the Savings Bank, as to which such counsel need express no opinion or any approval of the underwriting terms and arrangements by the National Association of Securities Dealers, Inc., or (B) conflict with or result in a material breach or violation of any of the terms and provisions of, or constitute a default under, any material license, indenture, mortgage, deed of trust, lease or other agreement or instrument, known to such counsel, to which the Company or any of the Subsidiaries (other than the Savings Bank) is a party or by which the Company or any of the Subsidiaries (other than the Savings
     Bank) or any of their respective properties are bound and identified as a material agreement or instrument in a Company certificate attached to such opinion, including but not limited to the Indenture for the 13% Notes Due 2004, dated as of December 24, 1996 between the Company and Bankers Trust Company, as Trustee, or the Indenture for the 13% Series A Notes Due 2004 dated as of August 15, 1997 between the Company and Bankers Trust Company, as Trustee, or the charter documents or by-laws of the Company or any of its Subsidiaries (other than the Savings Bank), or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator known to such counsel and applicable to the Company or the Subsidiaries (other than the Savings
     Bank), except in the case of clause (B) for such conflicts, breaches or defaults which would not have a Material Adverse Effect;

          (v) the Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus; all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws and, to the best knowledge of such counsel, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase shares of capital stock under any agreement known to such counsel to which the Company is a party and identified in a certificate of the Company delivered to such counsel; the Firm Securities have been duly authorized by all necessary corporate action of the Company and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and nonassessable; the Securities have been duly included for trading on the Nasdaq National Market; no holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities arising by operation of law, under the articles of incorporation or by-laws of the Company, under any agreement known to such counsel to which the Company or any of its Subsidiaries is a party or, to such counsel's knowledge, otherwise; and, to the best knowledge of such counsel, no holders of securities of the Company are entitled to have such securities registered under the Registration Statement under any agreement known to such counsel to which the Company is a party party and identified in a certificate of the Company delivered to such counsel;

          (vi) the issued and outstanding shares of capital stock of each of the Subsidiaries (other than the Savings Bank) have been duly authorized and validly issued, are fully paid and nonassessable and are owned directly or indirectly of record and beneficially by the Company free and clear of any perfected security interests or, to the best knowledge of such counsel, any other security interests, liens, encumbrances, equities or claims, excluding the pledge of the stock of one of the Company's European subsidiaries in connection with an affiliate of Merrill Lynch making an equity investment in one of the European portfolios;

          (vii) the statements set forth under the heading "Description of Capital Stock" in the Prospectus, insofar as such statements constitute a summary of the legal matters referred to therein, constitute accurate summaries thereof in all material respects;

          (viii) to the best knowledge of such counsel, neither the Company nor any of its Subsidiaries (other than the Savings Bank) is in breach of, or in default under (nor has any event occurred which with notice, lapse of time or both would constitute a breach of, or default under) any law, regulation or rule or any decree, judgment or order applicable to the Company party and identified in a certificate of the Company delivered to such counsel, except such breaches or defaults which would not have a Material Adverse Effect;

          (ix) the Company is not, and upon the sale of the Securities as herein contemplated will not be, an "investment company" as such term is defined in the Investment Company Act;

          (x) (A) no legal or governmental proceedings are pending to which the Company or any of the Subsidiaries (other than the Savings Bank) is a party or to which the property of the Company or any of the Subsidiaries (other than the Savings Bank) is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein, and, to the best knowledge of such counsel, no such proceedings have been threatened against the Company or any of the Subsidiaries (other than the Savings Bank) or with respect to any of their respective properties and (B) to the best knowledge of such counsel, no contract or other document known to such counsel to which the Company is a party and referred to in a certificate of the Company attached thereto is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required;

          (xi) to the best knowledge of such counsel, no breach or default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a breach or default in the due performance and observance of any term, covenant or condition of any license, indenture, mortgage, deed of trust, lease or other agreement or instrument known to us to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties is bound or may be affected and identified as a material agreement or instrument of the Company or a Subsidiary, except such breaches or defaults which would not have a Material Adverse Effect;

          (xii) the statements in the Prospectus under the caption "Taxation," insofar as they purport to describe federal laws or regulations of the United States, fairly present, in all material respects, the information set forth therein;

          (xiii) the Registration Statement is effective under the Act; any required filing of the Prospectus, or any Term Sheet that constitutes a part thereof, pursuant to Rules 434 and 424(b) has been made in the manner and within the time period required by Rules 434 and 424(b); and no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and, to the best knowledge of such counsel, no proceedings for that purpose have been instituted or threatened or are contemplated by the Commission;

          (xiv) as of the effective date of the Registration Statement, the Registration Statement and the Prospectus (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) complied as to form in all material respects with the applicable requirements of the Act and the rules and regulations of the Commission thereunder; and

          (xv) if the Company elects to rely on Rule 434, the Prospectus is not "materially different," as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time of its effectiveness or an effective post-effective amendment thereto (including such information that is permitted to be omitted pursuant to Rule 430A).

     In addition to giving the opinions set forth in this Section 9(b), such counsel shall state that they have participated in conferences with officers and other representatives of the Company, independent public accountants of the Company and Underwriters at which the contents of the Registration Statement, the Preliminary Prospectus and the Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus (except as and to the extent stated in subparagraphs
(vii), (xii) and (xiv) above), on the basis of the foregoing, they have no reason to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date or the date of such opinion, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials. The Underwriters acknowledge that the opinions set forth above in this Section 9(b) in paragraphs (iv), and (xi) will be rendered by both Stoel Rives LLP, local counsel to the Company in Oregon ("Oregon Counsel"), and Proskauer Rose LLP ("Proskauer"), and that the opinions set forth in all other paragraphs of this Section 9(b) will be rendered by Proskauer.

     References to the Registration Statement and the Prospectus in this Subsection (b) shall include any amendment or supplement thereto at the date of such opinion.

     The opinions of Proskauer and Oregon Counsel described in this Subsection
(b) shall state that each is being rendered to the Underwriters at the request of the Company.

     (c) The Representatives shall have received an opinion, dated the Firm Closing Date, of Heller, Ehrman, White & McAuliffe counsel for the Company, in a form reasonably satisfactory to the Representatives, to the effect that:

          (i) the Savings Bank has been chartered as a federal savings bank under the laws of the United States of America, and its charter is in full force and effect; the Savings

     Bank has full corporate power and corporate authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus; the Savings Bank is a member of the Federal Home Loan Bank System; and the savings accounts of depositors in the Savings Bank are insured by the Savings Association Insurance Fund (the "SAIF") of the Federal Deposit Insurance Corporation (the "FDIC") to the fullest extent permitted by law and the rules and regulations of the FDIC, and no proceedings for the termination of such insurance are pending, or to the best of the Company's knowledge, threatened;

          (ii) other than the Cease and Desist Orders, to such counsel's knowledge, neither the Company nor the Savings Bank is a party to or otherwise the subject of any consent decree, memorandum of understanding, written agreement or similar supervisory or enforcement agreement or understanding with the OTS, the FDIC or any other government authority or agency responsible for the supervision, regulation or insurance of depository institutions or their holding companies; and, to such counsel's knowledge, no further or additional bank regulatory action against the Company, the Savings Bank or their directors is threatened;

          (iii) the statements set forth in the heading "Regulation" in the Prospectus, insofar as they constitute a summary of the legal matters referred to therein, constitute fair summaries thereof and are accurate in all material respects;

          (iv) The issuance, offering and sale of the Firm Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority having jurisdiction over the Savings Bank, or (B) conflict with or result in a material breach or violation of any of the terms and provisions of, or constitute a default under, any material license, indenture, mortgage, deed of trust, lease or other agreement or instrument, known to such counsel, to which the Savings Bank is a party or by which the Savings Bank or any of its properties are bound and identified as a material agreement or instrument in a Company certificate attached to such opinion, or the charter documents or by-laws of the Savings Bank, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator known to such counsel and applicable to the Savings Bank, except in the case of clause (B) for such conflicts, breaches or defaults which would not have a Material Adverse Effect;

          (v) no legal or governmental proceedings are pending to which the Savings Bank is a party or to which the property of the Savings Bank is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein, and, to the best knowledge of such counsel, no such proceedings have been threatened against the Savings Bank or with respect to any of its properties.

     For purposes of rendering the foregoing opinions, such counsel may as to factual matters rely upon statements, certificates and other assurances of public officials and upon certificates of officers of the Company, which certificates of officers of the Company will be furnished to the Representatives together with such counsel's opinion.

     References to the Prospectus in this Subsection (c) shall include any amendment or supplement thereto prepared in accordance with the provisions of this Agreement at the Closing Date.

     The opinion of Heller, Ehrman, White & McAuliffe described in this Subsection (c) shall state that it is being rendered to the Representatives at the request of the Company.

     (d) The Selling Securityholders shall have furnished to the Representatives the opinion of Proskauer, Rose LLP counsel for the Selling Securityholders, or other counsel satisfactory to the Representatives, dated the Closing Date, in a form satisfactory to the Representatives to the effect that:

          (i) such Selling Securityholder has full power to enter into this Agreement and the Custody Agreement and to sell, transfer and deliver the Option Securities being sold by such Selling Securityholder hereunder in the manner provided in this Agreement and to perform its obligations under the Custody Agreement; the execution and delivery of this Agreement and the Custody Agreement have been duly authorized by all necessary organizational action of each Selling Securityholder; this Agreement and the Custody Agreement have been duly executed and delivered by each Selling Securityholder; assuming due authorization, execution and delivery by the Custodian, the Custody Agreement is the legal, valid, binding and enforceable instruments of such Selling Securityholder, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

          (ii) the delivery by each Selling Securityholder to the several Underwriters of certificates for the Option Securities being sold hereunder by such Selling Securityholder against payment therefor as provided herein, will convey good and marketable title to such Securities to the several Underwriters, free and clear of all security interests, liens, encumbrances, equities, claims or other defects;

          (iii) the sale of the Option Securities to the Underwriters by such Selling Securityholder pursuant to this Agreement, the compliance by such Selling Securityholder with the other provisions of this Agreement, the Custody Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under any indenture, mortgage, deed of trust, lease or other agreement or instrument to which such Selling Securityholder is a party or by which such Selling Securityholder or any of such Selling Securityholder's properties are bound, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to such Selling Securityholder.

     In rendering such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials.

     References to the Registration Statement and the Prospectus in this paragraph (c) shall include any amendment or supplement thereto at the date of such opinion.

     (e) The Representatives shall have received an opinion, dated the Firm Closing Date, of Gibson, Dunn & Crutcher LLP, counsel for the Underwriters, with respect to the issuance and sale of the Firm Securities, the Registration Statement and the Prospectus, and such other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

     (f) The Representatives shall have received from each of Deloitte & Touche LLP and Arthur Andersen LLP a letter, or letters, dated the date hereof and the Firm Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

          (i) they are independent accountants with respect to the Company and its consolidated subsidiaries within the meaning of the Act and the applicable rules and regulations thereunder;

          (ii) in their opinion, the audited consolidated financial statements and schedules examined by them and included in the Registration Statement and the Prospectus comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

          (iii) they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information that are derived from the general accounting records of the Company and its consolidated subsidiaries and are included in the Original Registration Statement and the Prospectus under the captions "Summary Historical Consolidated Financial Information", "Selected Historical Financial Information", and in Exhibit 11 to the Registration Statement, and have compared such amounts, percentages and financial information with such records and schedules of the Company and its consolidated subsidiaries and with information derived from such records and schedules and have found them to be in agreement, excluding any questions of legal interpretation; and.

     In the event that the letters referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that (i) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (ii) such changes, decreases or increases do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

     References to the Registration Statement and the Prospectus in this paragraph (g) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

     (g) The Representatives shall have received a certificate, dated the Firm Closing Date, of the principal executive officer and the principal financial or accounting officer of the Company to the effect that;

          (i) the representations and warranties of the Company in this Agreement are true and correct as if made on and as of the Firm Closing Date; the Registration Statement, as amended as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Firm Closing Date:

          (ii) no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted , to the best of the Company's knowledge, are threatened or contemplated by the Commission; and

          (iii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of the Subsidiaries has sustained any loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, which could result in a Material Adverse Change and there has not been any Material Adverse Change, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto).

     (h) The Representatives shall have received a certificate from each Selling Securityholder, dated the Closing Date, to the effect that:

          (i) the representations and warranties of such Selling Securityholder (including where applicable representations and warranties as a Principal Stockholder), if any, in this Agreement are true and correct as if made on and as of the Closing Date;

          (ii) [as to the Principal Stockholders only]the representations and warranties of the Company in this Agreement are true and correct as if made on and as of the Firm Closing Date; the Registration Statement, as amended as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Firm Closing Date; and

          (iii) such Selling Securityholder has performed all covenants and agreements on its part to be performed or satisfied at or prior to the Closing Date.

     (i) On or before the Firm Closing Date, the Representatives and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Company.

     (j) Prior to the commencement of the offering of the Securities, the Securities shall have been included for trading on the Nasdaq National Market.

     (k) The Representatives shall have received a copy of the audited September 30, 1997 financial statements of Wilshire Credit Corporation and its affiliates ("WCC"), accompanied by an unqualified opinion of Arthur Andersen LLP.

     All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representatives and counsel for the Underwriters. The Company shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives and counsel for the Underwriters shall reasonably request.

     The respective obligations of the several Underwriters to purchase and pay for any Option Securities shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Securities, except that all references to the Firm Securities and the Firm Closing Date shall be deemed to refer to such Option Securities and the related Option Closing Date, respectively.

     10.  Indemnification and Contribution.
          --------------------------------

     (a) The Company, Wiederhorn and Mendelsohn jointly and severally agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

          (i) any untrue statement or alleged untrue statement made by the Company, Wiederhorn or Mendelsohn in Section 2 of this Agreement,

          (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto or any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"),

          (iii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading or

          (iv) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials used in connection with the marketing of the Securities and furnished by the Company, including without limitation, slides, videos, films, tape recordings, and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, (i) that the Company and such
                             -----------------
Principal Stockholder will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein and (ii) the Company will not be liable to any Underwriter or any person controlling such Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from such Underwriter but was not sent or give a copy of the Prospectus (as amended or supplemented) at or prior to the written confirmation or the sale of such Securities to such person in any case where such delivery of the Prospectus (as amended and supplemented) is required by the Act, unless such failure to deliver to the Prospectus (as amended and supplemented) was a result of noncompliance by the Company with
Section 5(d) and (e) of this Agreement. This indemnity agreement will be in addition to any liability which the Company, Wiederhorn and Mendelsohn may otherwise have.

     (b) Wiederhorn for himself and TTMP, L.P. as Selling Securityholders and Mendelsohn for himself and Mendelsohn Family Limited Partnership as Selling Securityholders severally agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such

Underwriter or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based:

           (i) any untrue statement or alleged untrue statement made by such Selling Securityholders or Principal Stockholders in Section 3 of this Agreement,

           (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto or any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto based upon written information furnished by or on behalf of such Selling Securityholders, or

     (iii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein relating to such Selling Securityholders not misleading.

     and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that (i) the Selling
                             -----------------
Securityholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any such Application in reliance upon and in conformity with written information furnished to the Selling Securityholder by any Underwriter through the Representatives specifically for use therein and (ii) the Company will not be liable to any Underwriter or any person controlling such Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from such Underwriter but was not sent or give a copy of the Prospectus (as amended or supplemented) at or prior to the written confirmation or the sale of such Securities to such person in any case where such delivery of the Prospectus (as amended and supplemented) is required by the Act, unless such failure to deliver to the Prospectus (as amended and supplemented) was a result of noncompliance by the Company with Section 5(d) and
(e) of this Agreement. This indemnity agreement will be in addition to any liability which the Selling Securityholders may otherwise have.

     (c) Neither the Company nor any Selling Securityholder will, without the prior written consent of the Underwriter or Underwriters purchasing, in the aggregate, more than fifty percent (50%) of the Securities, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such Underwriter or any person who controls any such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

     (d) Each Underwriter will, severally and not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, each Selling Securityholder and each person, if any, who controls the Company or such Selling Securityholder within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company, any such director or officer of the Company, such Selling Securityholder, or any such controlling person of the Company or such Selling Securityholder may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon
(i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company, any such director, officer or controlling person or such Selling Securityholder in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

     (e) Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 10, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this
Section 10. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action
                   -----------------
include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action such approval not to be unreasonably withheld, the indemnifying party will not be liable to such indemnified party under this Section 10 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Representatives in the case of paragraphs (a) and (b) of this Section 10, representing the indemnified parties under such paragraphs (a) and/or (b) who are parties to such action or actions) or (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

     (f) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 10 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Securityholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering of the Firm Securities (before deducting expenses) (the "Firm Securities Offering Proceeds") received by the Company and the total proceeds from the offering of the Option Securities (before deducting expenses) (the "Option Securities Offering Proceeds") received by the Selling Securityholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Securityholders or the Underwriters, the parties' relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company, the Selling Securityholders and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (f). Notwithstanding any other provision of this paragraph (f), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total public offering price of the Securities purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint, and contributions among Underwriters shall be governed by the provisions of the Prudential Securities Incorporated Master Agreement Among Underwriters. For purposes of this paragraph (e), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company or any Selling Securityholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company or such Selling Securityholder or Principal Stockholder, as the case may be.

     (g) The liability of the Company under this Section 10 shall not exceed an
                                                 ----------
amount equal to the Firm Securities Offering Proceeds. The liability of Wiederhorn and Mendelsohn under this Agreement shall not exceed an amount equal to the Option Securities Offering Proceeds received by Wiederhorn and TTMM, L.P. in the case of Wiederhorn and Mendelsohn and the Mendelsohn Family Limited Partnership in the case of Mendelsohn.

     11.  Default of Underwriters.  If one or more Underwriters default in their
          -----------------------
obligations to purchase Firm Securities or Option Securities hereunder and the aggregate number of such Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent or less of the aggregate number of Firm Securities or Option Securities to be purchased by all of the Underwriters at such time hereunder, the other Underwriters may make arrangements satisfactory to the Representatives for the purchase of such Securities by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives), but if no such arrangements are made by the Firm Closing Date or the related Option Closing Date, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments hereunder to purchase the Firm Securities or Option Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase. If one or more Underwriters so default with respect to an aggregate number of Securities that is more than ten percent of the aggregate number of Firm Securities or Option Securities, as the case may be, to be purchased by all of the Underwriters at such time hereunder, and if arrangements satisfactory to the Representatives are not made within 36 hours after such default for the purchase by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives) of the Securities with respect to which such default occurs, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company other than as provided in Section 12 hereof. In the event of any default by one or more Underwriters as described in this Section 11, the Representatives shall have the right to postpone the Firm Closing Date or the Option Closing Date, as the case may be, established as provided in Section 4 hereof for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Firm Securities or Option Securities, as the case may be. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 11. Nothing herein shall relieve any defaulting Underwriter from liability for its default.

     12.  Survival.  The respective representations, warranties, agreements,
          --------
covenants, indemnities and other statements of the company, its officers and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, any Underwriter or any controlling person referred to in Section 11 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 8 and 10 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

     13.  Termination.  (a) This Agreement may be terminated with respect to the
          -----------
Firm Securities or any Option Securities in the sole discretion of the Representatives by notice to the Company given prior to the Firm Closing Date or the related Option Closing Date, respectively, in the event that the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Firm Closing Date or such Option Closing Date, respectively,

          (i) the Company or any of its subsidiaries shall have, in the sole judgment of the Representatives, sustained any loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding that could result in a Material Adverse Change or there shall have been any Material Adverse Change (including without limitation a change in management or control of the Company), except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto);

          (ii) trading in the Common Stock shall have been suspended by the Commission or the Nasdaq National Market or trading in securities generally on the New York Stock Exchange or Nasdaq National Market shall have been suspended or minimum or maximum prices shall have been established on either such exchange for market system;

          (iii) a banking moratorium shall have been declared by New York or United States authorities; or

          (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or (C) any other calamity or crisis or material adverse change in general economic, political or financial conditions having an effect on the U.S. financial markets that, in the sole judgment of the Representatives, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

     (b) Termination of this Agreement pursuant to this Section 13 shall be without liability of any party to any other party except as provided in Section 12 hereof.

     14.  Information Supplied by Underwriters.  The statements set forth in the
          ------------------------------------
last paragraph on the front cover page and under the heading "Underwriting" in any Preliminary Prospectus or the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by any Underwriter through the Representatives to the Company for the purposes of Sections 2(b) and 10 hereof. The Underwriters confirm that such statements (to such extent) are correct.

     15.  Notices.  All communications hereunder shall be in writing and, if
          -------
sent to any of the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to Prudential Securities Incorporated, One New York Plaza, New York, New York 10292, Attention: Equity Transactions Group; and if sent to the Company or the Selling Securityholders, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the Company or such Selling Securityholder, as the case may be, at 1776 SW Madison Street, Portland, OR 97205.

     16.  Successors.  This Agreement shall inure to the benefit of and shall be
          ----------
binding upon the several Underwriters, the Company and the Selling Securityholders and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company contained in
Section 10 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 10 of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from any Underwriter shall be deemed a successor because of such purchase.

     17.  Applicable Law.  The validity and interpretation of this Agreement,
          --------------
and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws.

     18.  Consent to Jurisdiction and Service of Process.  All judicial
          ----------------------------------------------
proceedings arising out of or relating to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of New York, and by execution and delivery of this Agreement, each Selling Securityholder accepts for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and waives any defense of forum non conveniens and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. The Selling Securityholders designate and appoint ___________________, and such other persons as may hereafter be selected by the Selling

Securityholders irrevocably agreeing in writing to so serve, as their agent to receive on its behalf service of all process in any such proceedings in any such court, such service being hereby acknowledged by the Selling Securityholders to be effective and binding service in every respect. A copy of any such process so served shall be mailed by registered mail to each Selling Securityholder at its address provided in Section 15 hereof; provided, however, that, unless otherwise
                                       -----------------
provided by applicable law, any failure to mail such copy shall not affect the validity of service of such process. If any agent appointed by the Selling Securityholders refuses to accept service, the Selling Securityholders hereby agree that service of process sufficient for personal jurisdiction in any action against the Selling Securityholders in the State of New York may be made by registered or certified mail, return receipt requested, to the Selling Securityholders at their address provided in Section 15 hereof, and the Selling Securityholders hereby acknowledge that such service shall be effective and binding in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any Underwriter to bring proceedings against the Selling Securityholders in the courts of any other jurisdiction.

     19.  Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                 [remainder of page intentionally left blank.]

     If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company and each of the several Underwriters.

                              Very truly yours,

                              WILSHIRE FINANCIAL SERVICES GROUP INC., a Delaware corporation

                              By:
                                 --------------------------------------------
                                 Andrew A. Wiederhorn,
                                 Chief Executive Officer


                              MENDELSOHN FAMILY LIMITED
                              PARTNERSHIP, a Delaware limited partnership

                              By:
                                 --------------------------------------------
                                 Lawrence A. Mendelsohn,
                                 General Partner


                              TTMM, L.P., a California limited
                              partnership

                              By: Ivy Capital Partners, L.P., a California limited partnership, Its General Partner

                                   By:  Wiederhorn Family Limited Partnership,
                                        a California limited partnership

                                    By:
                                       --------------------------------------
                                       Andrew A. Wiederhorn,
                                       General Partner


                              -----------------------------------------------
                              Andrew A. Wiederhorn


                              -----------------------------------------------
                              Lawrence A. Mendelsohn

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

PRUDENTIAL SECURITIES INCORPORATED
FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
BLACK & COMPANY, INC.

By:  PRUDENTIAL SECURITIES INCORPORATED

By:
   ------------------------------------
   Jean-Claude Canfin
   Managing Director

For itself and on behalf of the Representatives

                                  SCHEDULE 1


                                 UNDERWRITERS


                                                  Number of Firm
                                                  Securities to
Underwriter                                       be Purchased
-----------                                       ------------

Prudential Securities Incorporated..........
Friedman, Billings & Co., Inc...............
Black & Company, Inc........................
[Other Underwriters]
                                                  -----------------------
                              Total.........